UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported)  October 4, 1996


                          CHEYENNE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                 1-9189                  13-3175893
     (State or Other            (Commission              (IRS Employer
     jurisdiction of            File Number)          Identification No.)
      incorporation)


      3 Expressway Plaza, Roslyn Heights, NY                     11577
    (Address of principal executive offices)                   (Zip Code)


    Registrant's telephone number, including area code   (516) 465-4000




















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         ITEM 5.  OTHER EVENTS.

                   Cheyenne Software, Inc. restated its certificate of incorporation, which restatement merely restates and integrates but does not further amend its certificate of incorporation.


         ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

              (c)  Exhibits.

              3(i) Restated Certificate of Incorporation, filed with
                   the Delaware Secretary of State on October 4, 1996.





































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                                   SIGNATURE



                   Pursuant to the requirements of the Securities
         Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CHEYENNE SOFTWARE, INC.


         Date October 4, 1996         /s/ Elliot Levine
                                      Name:   Elliot Levine
                                      Title:  Executive Vice
                                              President, Senior
                                              Financial Officer
                                              and Treasurer
































                                  Page 3 of 3





                                  EXHIBIT LIST

         3(i) Restated Certificate of Incorporation, filed with the Delaware Secretary of State on October 4, 1996.